UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida		33021

(Address of principal executive offices)		(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On November 2, 2004, Technical Olympic USA, Inc. (the “Company”) issued a press release reporting financial results for the three and nine months ended September 30, 2004, and reaffirming previously announced earnings guidance for 2004 and earnings and operational guidance for 2005. The Company also announced certain operational guidance for 2004 and EBITDA guidance for 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release, dated November 2, 2004, of Technical Olympic USA, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2004

TECHNICAL OLYMPIC USA, INC.
/s/ RANDY L. KOTLER
Randy L. Kotler
Vice President - Chief Accounting Officer

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Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release, dated November 2, 2004, of Technical Olympic USA, Inc.

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